SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)     March 14, 1997
                                                --------------------------------


                          CAPITAL GROWTH HOLDINGS, LTD.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




           Colorado                      33-21443                87-1077246
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 (State or Other Jurisdiction        (Commission File           (IRS Employer
       of Incorporation)                  Number)            Identification No.)


660 Steamboat Road, Greenwich, Connecticut                                06830
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)



Registrant's telephone number, including area code      (203) 861-7750
                                                --------------------------------



Galt Financial Corporation, 26 West Dry Creek Circle, Ste. 600, Littleton, CO  80120
------------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 1.  Change in Control of Registrant.

         On March 14, 1997, the Registrant acquired 100% of the outstanding capital stock of International Capital Growth, Ltd. ("ICG"), a Delaware corporation and member of the National Association of Securities Dealers, Inc., in a reverse acquisition consummated through a share exchange transaction (the "Share Exchange") that resulted in a change in control of the Registrant. The Share Exchange was not subject to the registration requirements of the Securities Act of 1933, as amended (the "Securities Act").

         Prior to and in connection with the Share Exchange, the Registrant adopted a stock option plan (a copy of which is attached hereto as an exhibit), amended its charter (a copy of which is attached hereto as an exhibit) to, among other things, change its name from Galt Financial Corporation to Capital Growth Holdings, Ltd. and effected a 60 for 1 reverse split of its outstanding capital stock (the "Reverse Stock Split"). Upon effectiveness of the Reverse Stock Split, the Registrant had 297,094 shares of capital stock issued and outstanding. On March 14, 1997, in accordance with the terms and conditions of the Share Exchange, the Registrant issued 18,980,000 shares of its capital stock and 1,875,000 redeemable warrants (the "Warrants") to the former security holders of ICG in exchange for outstanding securities of ICG, in each case of the same type and denomination. The former shareholders of the Registrant currently own approximately 2%, and the former stockholders of ICG currently own approximately 98%, of the outstanding capital stock of the Registrant.

         The 18,980,000 shares of capital stock of the Registrant that were issued in the Share Exchange consisted of (a) 2,549,000 shares of common stock ("Common Stock"), (b) 11,349,666 shares of newly-authorized class B common stock ("Class B Common Stock"), (c) 4,001,334 shares of newly-designated 5% Cumulative Convertible Series A Preferred Stock ("Series A Preferred Stock") and (d)
1,080,000 shares of newly-designated 5% Cumulative Convertible Series B Preferred Stock ("Series B Preferred Stock"), all of which classes of capital stock vote together as one class. The Class B Common Stock is junior in priority with respect to dividends to the Common Stock and the Designated Preferred Stock (defined below) and automatically converts into Common Stock on a one-for-one basis on December 31, 1998. The holders of the Series A Preferred Stock and Series B Preferred Stock (collectively, the "Designated Preferred Stock") are entitled to preferential cumulative dividends until conversion thereof into Class B Common Stock, share equally with the Class B Common Stock in any dividend declared thereon, can be converted into Class B Common Stock by the holder on a one-for-one basis at any time and automatically convert into Class B Common Stock on a one-for-one basis on October 12, 1997. The Warrants consist of 1,625,000 redeemable warrants, each exercisable to purchase one share Common Stock at $4.00 per share (subject to adjustment) at any time until October 1999 (the "Common Warrants") and 250,000 redeemable warrants, each exercisable to purchase one share of Class B Common Stock at $2.00 per share (subject to adjustment) at any time, subject to an exercise schedule, until November 1999 (the "Class B Warrants").

         In connection with the Share Exchange, the former officers and directors of the Registrant (see Table I) resigned and certain of the current officers and directors of ICG were elected as officers and directors of the Registrant (see Table II). The ownership and control structure of the Registrant prior to and upon the consummation of the Share Exchange is illustrated in Tables I and II below:

                          Capital Growth Holdings, Ltd.
                      (formerly Galt Financial Corporation)
            Tables of Officers, Directors and Principal Shareholders

                                                      Table I
                                          Prior to the Share Exchange(1)


                                                                               Number of             Percentage of
                                                                           Shares of Common           Beneficial
                                        Applicable Position Held          Stock Beneficially           Ownership
Name of Beneficial Owner                 Prior to Share Exchange               Owned(2)           ----------------
------------------------------      ------------------------------      ---------------------             (3)

Earnest Mathis                      President and Director                           81,250               27.35%

Kenneth J. Wolf                     Secretary, Treasurer and
                                    Director                                         87,063               29.31%

Gary J. McAdam                      Director                                         80,085               26.96%

All directors and

officers as a group                 --                                              248,398               83.61%


-------------------------


(1) As of March 13, 1997, giving effect to the Reverse Stock Split described above.

(2) Does not include a total of 2,906 shares of common stock (on a post-reverse split basis) of the Registrant that have been issued to the former officers and directors of the Registrant listed above in exchange for the conversion into equity of certain financial obligations of the Registrant in favor of such individuals.

(3) Calculated as provided by Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended. Based on a total of 297,094 shares of capital stock of the Registrant issued and outstanding, which consists solely of Common Stock.

                                                     Table II
                                    Upon Consummation of the Share Exchange(1)


                                             Applicable Position Held            Amount of           Percentage of
                                                Upon Consummation              Voting Stock            Beneficial
Name of Beneficial Owner                        of Share Exchange           Beneficially Owned        Ownership(2)
------------------------------------      ---------------------------      ------------------      ----------------

Rush & Co.(3)(4)(5)                       None                                     3,586,334                   18.06%

Emanuel Arbib(4)                          Director                                 3,336,334                   16.83%

Ronald B. Koenig                          Chairman of the Board of                 3,336,333                   16.83%
                                          Directors, President and Chief
                                          Executive Officer

Stanley Hollander(6)                      Senior Vice President and                3,336,333                   16.83%
                                          Director

Hollander Family Partnership LP(6)        None                                     3,336,333                   16.83%

Alan L. Jacobs                            Executive Vice President
                                          and Director                             2,925,000                   14.75%

Tigris Holdings Ltd.(7)                   None                                     1,200,000                    6.05%

Michael S. Jacobs(8)                      Senior Vice President, Secretary           997,000                    4.97%
                                          and Treasurer

Jay J. Matulich(9)                        Senior Vice President                      995,000                    4.96%

John D. Booth(5)                          Director                                   250,000                    1.26%

N. Bulent Gultekin(10)                    Director                                    25,000                     .13%

All directors and officers as a group     --                                      15,201,000                   74.59%


-------------------------

(1) As of March 27, 1997 giving effect to the Reverse Stock Split described above and the Private Offering described in Item 5 hereof.
(2) Calculated as provided by Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended. Based on a total of 19,829,496 shares of capital stock of the Registrant issued and outstanding consisting of 3,398,496 shares of Common Stock, 11,349,666 shares of Class B Common Stock, 4,001,334 shares Series A Preferred Stock and 1,080,000 shares of Series B Preferred Stock, all of which classes of capital stock vote together as one class.
(3) Consists of 3,336,334 shares of Series A Preferred Stock, 25,000 shares of Common Stock, 200,000 shares of Class B Common Stock and 25,000 Common Warrants.
(4) Rush & Co. holds 3,336,334 shares of Series A Preferred Stock for the benefit of Capital Growth Holdings, Limited, a Turks & Caicos Islands corporation. Fifty percent of Capital Growth Holdings, Limited is owned by entities which may be deemed to be in the control of Emanuel Arbib, a director of the Registrant. As such, Mr. Arbib may be deemed to be the beneficial owner of the shares of Common Stock beneficially owned by Capital Growth Holdings, Limited. Other than such holdings, Mr. Arbib owns no capital stock of the Registrant.
(5) Rush & Co. holds 200,000 shares of Class B Common Stock, 25,000 shares of Common Stock and 25,000 Common Warrants for the benefit of John D. Booth, a director of the Registrant. Other than such holdings, Mr. Booth owns no capital stock of the Registrant.
(6) Stanley Hollander, Senior Vice President and Director of the Registrant, may be deemed to be the beneficial owner of the shares of the Registrant held by Hollander Family Partnership LP. Other than such holdings, Mr. Arbib owns no capital stock of the Registrant.
(7) Consists of 1,080,000 shares of Series B Preferred Stock and 120,000 shares of Common Stock.
(8) Consists of 747,000 shares of Common Stock and stock options exercisable to purchase 250,000 shares of Class B Common Stock at $2.00 per share.
(9) Consists of 745,000 shares of Common Stock and stock options exercisable to purchase 250,000 shares of Class B Common Stock at $2.00 per share.
(10) Consists of stock options exercisable to purchase 25,000 shares of Class B Common Stock at $2.00 per share.

Item 2.  Acquisition or Disposition of Assets.

         As described in Item 1, above, the Registrant acquired 100% of the outstanding capital stock of ICG, which represents all of the assets and liabilities of ICG. A copy of the Agreement Concerning the Exchange of Securities of International Capital Growth for Securities of Galt Financial Corporation, dated January 7, 1997 is attached hereto as an exhibit. The assets and liabilities of ICG consist mainly of cash and contractual rights and liabilities.

         The consideration paid to the security holders of ICG by the Registrant for their respective securities of ICG was in the form of securities of the Registrant of the same type and denomination, and in certain circumstances with different rights and privileges, as the securities of ICG tendered therefor. The terms of the 1:1 exchange ratio in the Share Exchange and the prior Reverse Stock Split by the Registrant were determined in an arm's-length negotiation between the Registrant's and ICG's respective management teams. The principal basis used in such negotiation was the relative value of (i) capital stock of the Registrant that would be owned by the then security holders of ICG to (ii) capital stock of the Registrant that would be owned by the then shareholders of the Registrant, upon consummation of the Share Exchange.

         The Share Exchange resulted in the ownership of a member of the National Association of Securities Dealers, Inc., ICG, by a publicly-held company, the Registrant. As such, in accordance with Rule 2720 of the NASD Conduct Rules, Keane Securities Co., Inc., as qualified independent underwriter in the Share Exchange, conducted an appropriate due diligence investigation of the Share Exchange and opined that the ratio of Common Stock of the Registrant held by the Registrant's pre-Share Exchange shareholders after the Share Exchange, as compared to that of the former ICG security holders, was fair.

         Prior to the Share Exchange, none of ICG's shareholders was affiliated with the Registrant or any of its affiliates, directors, officers or any associate of any such director or officer.

Item 4.  Changes in Registrant's Certifying Accountant.

         As of March 25, 1997, the Registrant's Board of Directors voted to engage Richard A. Eisner & Company, LLP, independent certified public accountant to ICG, to act as the Registrant's independent certified public accountant effective immediately, thereby dismissing and replacing Angell & Deering, which resigned effective March 25, 1997. The former accountant's reports for the Registrant's two most recent fiscal years did not contain any adverse opinion or disclaimer of opinion, nor were any such reports modified as to uncertainty, audit scope or accounting principles. There have been no disagreements between the Registrant and the former accountant with regard to any matters which would have caused such accountant to make reference to the subject matter thereof with their report.

Item 5.  Other Events.

         On March 27, 1997, the Registrant completed a private offering (the "Private Offering") of shares of its Common Stock at $2.25 per share pursuant to Regulation D ("Regulation D") and Regulation S ("Regulation S"), each as promulgated under the Securities Act, to "accredited investors" as that term is defined in Regulation D and to non-"U.S. persons" in an "offshore transaction" as such terms are defined in Regulation S, respectively. The Registrant issued a total of 549,496 shares of Common Stock in the Private Offering which yielded gross proceeds of $1,236,366. The Registrant will issue a total of 24,985 redeemable warrants as partial compensation to certain sub-placement agents in the Private Offering (the "Sub-Placement Agent Warrants"). Each Sub-Placement Agent Warrant is exercisable to purchase one share of Common Stock at $4.00 per share (subject to adjustment) at any time prior to redemption thereof until March 2000.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Financial Statements of Business Acquired.

                           Financial statements of International Capital Growth, Ltd., a Delaware corporation, covering the year ended December 31, 1996 will be filed by amendment hereto not later than May 28, 1997.

                  (b)      Pro Forma Financial Information.

                           Unaudited pro forma financial statements of the Registrant giving effect to the acquisition of ICG will be filed by amendment hereto not later than May 28, 1997.

                  (c)      Exhibits.

                           2.1 Agreement Concerning the Exchange of Securities of International Capital Growth, Ltd. for Securities of Capital Growth Holdings, Ltd. dated January 7, 1997 without schedules or exhibits thereto

                           3(i).1 Restated Articles of Incorporation of Galt Financial Corporation

                           3(i).2 Certificate of Designation of 5% Cumulative Convertible Series A Preferred Stock

                           3(i).3 Certificate of Designation of 5% Cumulative Convertible Series B Preferred Stock

                           10. Capital Growth Holdings, Ltd. 1997 Stock Option Plan

                           16       Letter,  dated March 25,  1997,  of Angell &
                                    Deering

                           27. Financial Data Schedule will be filed by amendment hereto not later than May 28, 1997

Item 8.  Change in Fiscal Year.

         As of March 25, 1997, the Registrant's Board of Directors voted to change the Registrant's fiscal year from a fiscal year that runs from February 1 to January 31, to a fiscal year that runs from January 1 to December 31, commencing the year ended December 31, 1997. The report covering the transition period will appear in the Registrant's annual report on Form 10-KSB for the eleven months ended December 31, 1997.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

         As described in Item 1, above, on March 14, 1997, the Registrant issued its securities to the security holders of ICG in the Share Exchange in exchange for securities of ICG of the same type and denomination. Of such securities, 1,307,500 shares of Common Stock and 1,307,500 Common Warrants were issued to non-"U.S. persons" in an "offshore transaction" in reliance upon Regulation S. See Item 1, above, for additional information.

         As described in Item 5, above, on March 27, 1997, the Registrant completed the Private Offering of shares of its Common Stock at $2.25 per share. Of such Common Stock, 292,777 shares were sold in reliance upon Regulation S yielding gross proceeds to the Registrant with respect to such shares of $658,748.25. Such Common Stock was sold through Capital Growth International L.L.C., as placement agent, and certain sub-placement agents, which agents received total commissions of $39,524.90 on such sales.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 CAPITAL GROWTH HOLDINGS, LTD.


Dated:  March 28, 1997

                                           /s/ Ronald B. Koenig
                                           -------------------------------------
                                           Ronald B. Koenig
                                           President and Chief Executive Officer

                                                   Exhibit Index


Exhibit No.              Description

      2.1 Agreement Concerning the Exchange of Securities of International Capital Growth, Ltd. for Securities of Capital Growth Holdings, Ltd. dated January 7, 1997 without schedules or exhibits thereto

      3(i).1           Restated Articles of Incorporation of
                       Galt Financial Corporation

      3(i).2           Certificate of Designation of 5%
                       Cumulative Convertible Series A
                       Preferred Stock

      3(i).3           Certificate of Designation of 5%
                       Cumulative Convertible Series B
                       Preferred Stock

      10               Capital Growth Holdings, Ltd. 1997
                       Stock Option Plan

      16               Letter, dated March 25, 1997, of Angell
                       & Deering

      27 Financial Data Schedule will be filed by amendment hereto not later than May
                       28, 1997